UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2012

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                        First Financial Bancorp.

Item 5.05    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 23, 2012, the Board of Directors adopted changes to the Company's Code of Conduct and The Code of Ethics for the CEO and Senior Financial Officers (“Code of Ethics”). The amended Code of Conduct and Code of Ethics are attached as Exhibits 10.1 and 10.2, respectively.

Item 9.01     Exhibits.
    (d)    Exhibits:
10.1    First Financial Bancorp Code of Conduct
10.2    The Code of Ethics for the CEO and Senior Financial Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Gregory A. Gehlmann
Gregory A. Gehlmann
Executive Vice President and General Counsel

Date:	October 29, 2012

Form 8-K                                        First Financial Bancorp.

Exhibit Index
Exhibit No.    Description
10.1        First Financial Bancorp Code of Conduct
10.2        The Code of Ethics for the CEO and Senior Financial Officers